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                                                                    EXHIBIT 99.1

                                      [FORM OF]

                                        PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF NATIONAL INFORMATION GROUP

THE UNDERSIGNED SHAREHOLDER OF NATIONAL INFORMATION GROUP, A CALIFORNIA CORPORATION, (THE "COMPANY") HEREBY APPOINTS AS PROXIES AND ATTORNEYS-IN-FACT, WITH FULL POWER OF SUBSTITUTION, MARK A. SPEIZER AND ROBERT P. BARBAROWICZ, AND EACH OF THEM, TO REPRESENT AND VOTE THE STOCK OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY ON [__________], 1999, AT 10:00 A.M., AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, WITH ALL THE POWERS THE UNDERSIGNED WOULD HAVE IF PRESENT IN PERSON, WITH RESPECT TO THE MATTERS SET FORTH BELOW AND ADJOURNMENT THEREOF:

     TO CONSIDER AND VOTE ON A PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF NOVEMBER 17, 1998, ATTACHED AS EXHIBIT A TO THE PROXY STATEMENT:

     FOR  / /                 AGAINST   / /                 ABSTAIN / /

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE LISTED PROPOSAL AND AS SAID PROXIES MAY DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED BY GIVING NOTICE TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE THE PROXY IS VOTED.

THIS PROXY SHOULD BE DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, OR TRUSTEE PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY THE AUTHORIZED PERSON.

NAME OF SHAREHOLDER:               DATED                  , 1999
                                         -----------------

                                   ------------------------------
                                            (SIGNATURE)

                                   ------------------------------
                                     (SIGNATURE IF HELD JOINTLY)


PLEASE SIGN, DATE AND MAIL PROMPTLY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED PROPOSAL.